  EXHIBIT 10.1

AMENDMENT NO. 2 TO ASSET PURCHASE AGREEMENT

This Amendment No. 2 to Asset Purchase Agreement (this “Amendment”) is entered into as of October 3, 2025 (the “Amendment Date”), by and between INNOVATIVE MEDTECH, INC., a Delaware corporation (“Buyer”), and GRAND CONCIERGE LLC D/B/A TICKETBASH, a New York limited liability company (“Seller”). Capitalized terms used but not otherwise defined herein will have the meanings ascribed to such terms in the Purchase Agreement (as defined below).

A. Buyer and Seller previously entered into that certain Asset Purchase Agreement dated April 25, 2025 (the “Purchase Agreement”);

B. Buyer and Seller previously entered into that certain Amendment No. 1 to Asset Purchase Agreement dated May 30, 2025 (the “First Amendment”);

C. Buyer and Seller have agreed, subject to the terms, amendments, conditions and understandings expressed in this Amendment, to amend the Purchase Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Recitals. Each of the parties hereto acknowledges and agrees that the recitals set forth above in this Amendment are true and accurate and are hereby incorporated into and made a part of this Amendment.

2. Amendments.

(a) The title of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

i.	Source Code Purchase Agreement

(b) Sections 2.1, 2.2, 2.3, 2.4, 2.5 and 2.6 of the Purchase Agreement are hereby deleted in their entirety, and replaced with the following:

i.

2.1 Transfer of Assets. Upon the terms and subject to the conditions set forth in this Agreement, Seller will sell, convey, transfer, assign and deliver to Buyer a copy of and a non-exclusive license and right(s) to use the Seller’s complete source code (including build scripts, repositories, libraries, and dependencies); object code; and all related documentation, design files, and technical specifications; user manuals and training materials (if any); and, login and access to all code listed herein (the “Transferred Assets”).

ii.	2.2 Purchase Price. The purchase price for the Transferred Assets shall consist of the total amount paid by the Buyer to the Seller as of September 30, 2025, or $469,500.

3. Other Terms Unchanged. The Purchase Agreement, as amended by this Amendment and the First Amendment, remains and continues in full force and effect, constitutes legal, valid, and binding obligations of each of the parties, and is in all respects agreed to, ratified, and confirmed. Any reference to the Purchase Agreement after the date of this Amendment is deemed to be a reference to the Purchase Agreement as amended by this Amendment. If there is a conflict between the terms of this Amendment and the Purchase Agreement, the terms of this Amendment shall control. No forbearance or waiver may be implied by this Amendment. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment to, any right, power, or remedy of Buyer under the Purchase Agreement, as in effect prior to the date hereof. For the avoidance of doubt, this Amendment shall be subject to the governing law, venue, and Arbitration Provisions, as set forth in the Purchase Agreement.

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4. No Reliance. Seller acknowledges and agrees that neither Buyer nor any of its officers, directors, members, managers, equity holders, representatives or agents has made any representations or warranties to Seller or any of its agents, representatives, officers, directors, or employees except as expressly set forth in this Amendment and, in making its decision to enter into the transactions contemplated by this Amendment, Seller is not relying on any representation, warranty, covenant or promise of Buyer or its officers, directors, members, managers, equity holders, agents or representatives other than as set forth in this Amendment.

5. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. The parties hereto confirm that any electronic copy of another party’s executed counterpart of this Amendment (or such party’s signature page thereof) will be deemed to be an executed original thereof.

6. Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.

[Signature page follows]

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

BUYER: INNOVATIVE MEDTECH, INC.

By:	/s/ Michael J. Friedman
Michael J. Friedman, President & CEO

SELLER: GRAND CONCIERGE LLC D/B/A TICKETBASH

By:	/s/ Vincent Greico
Vincent Greico, President and CEO

[Signature Page to Amendment No. 1 to Asset Purchase Agreement]

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